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                                  Exhibit 10.2

                                  AMENDMENT #2

THIS AMENDMENT (this "Amendment") to the Customer Referral and Support Agreement dated February 26, 1999 (the "Agreement") by and among Moneta Group Investment Advisors ("MGIA"), Enterbank Holdings, Inc. ("Enterbank") and Enterprise Bank of Clayton ("Bank") is made and entered into as of May 16, 2001.

WHEREAS, MGIA, Enterbank and the Bank desire to amend the Agreement as provided herein.

NOW THEREFORE, in consideration of the foregoing premises and the mutual promises and covenants herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

3. Section 2 (e) of the Agreement is hereby deleted and replaced in its entirety with the following: "(e) Monthly Report. Bank shall provide MGIA a monthly report with total balances opened during the prior month. Detail will be given on the accounts in which MGIA, or an individual working for MGIA, has power of attorney."

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

MONETA GROUP INVESTMENT ADVISORS, INC.

By: /s/ Peter G. Schick
    ------------------------------------------------------
                  Peter G. Schick, President

ENTERBANK HOLDINGS, INC.

By: /s/ James C. Wagner
    ------------------------------------------------------
                  James C. Wagner, Chief Financial Officer

ENTERPRISE BANK OF CLAYTON

By: /s/ Fred H. Eller
    ------------------------------------------------------
                  Fred H. Eller, President

The undersigned hereby consents to the Amendment to the Agreement as set forth above:

W.S. GRIFFITH AND CO., INC.

By:  /s/ Richard D. Keidan
     -----------------------------------------------------
Name: Richard D. Keidan
      ----------------------------------------------------
Title: President
       ---------------------------------------------------

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